Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Significant Accounting Policies [abstract]
Significant Accounting Policies

3. Significant Accounting Policies

The Company has consistently applied the following accounting policies to all periods presented in these consolidated financial statements.

(a) Basis of Consolidation

These financial statements include the accounts of the Company.  All significant intercompany transactions, balances, revenues, and expenses have been eliminated upon consolidation.

Subsidiaries are included in the consolidated financial results of the Company from the effective date of acquisition or control and up to the effective date of disposition or loss of control.  Control is achieved when the Company has power over the investee, is exposed to or has rights to variable returns from its involvement with an investee, and had the ability to affect those returns through its power over the investee.

Fortuna Silver Mines In. is the ultimate parent entity of the group.  At December 31, 2017, the principal subsidiaries of the Company, their geographic locations, and the ownership interests held by the Company, were as follows:

Name	Location	2017	Principal Activity
Minera Bateas S.A.C. ("Bateas")	Peru	100%	Caylloma Mine
Compania Minera Cuzcatlan S.A. de C.V. ("Cuzcatlan")	Mexico	100%	San Jose Mine
Mansfield Minera S.A. ("Mansfield")	Argentina	100%	Mine under construction

(b) Foreign Currency Translation

Transactions in foreign currencies are initially recorded in the functional currency at the exchange rate at the date of the transaction.  Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange at each financial position date.  Foreign exchange gains or losses on translation to the functional currency of an entity are recorded in profit or loss.  Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rate as at the date of the initial transaction.

(c) Financial Instruments

i.	Financial Assets

The Company classifies all financial assets as either fair value through profit or loss (“FVTPL”), held-to-maturity (“HTM”), loans and receivables, or available-for-sale (“AFS”).  The classification is determined at initial recognition and depends on the nature and purpose of the financial asset.

Financial Assets at Fair Value Through Profit or Loss (“FVTPL”)

Financial Assets are classified as FVTPL when the financial asset is held-for-trading or it is a designated FVTPL on initial recognition.  A financial asset is classified in this category if acquired principally for the purpose of selling in the short term.

Financial assets classified as FVTPL are stated at fair value with any resulting gain or loss recognized in profit or loss in the period in which they arise.  Transaction costs related to financial assets classified as FVTPL are recognized immediately in profit or loss.

Held-to-Maturity (“HTM”)

HTM investments are recognized on a trade-date basis and are initially measured at fair value including transaction costs.  The Company does not have any assets classified as HTM investments.

Loans and Receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market.  They are initially measured at fair value, net of transaction costs and are classified as current or non-current assets based on their maturity date, and subsequently measured at amortized cost, using the effective interest method, less any impairment.  The impairment loss of receivables is based on a review of all outstanding amounts at each reporting period.  Interest income is recognized by applying the effective interest rate.

Available-For-Sale (“AFS”)

AFS financial assets are non-derivatives that are either designated in this category or not classified in any of the other categories.

AFS financial assets are measured at fair value, determined by published market prices in an active market, except for investments in equity instruments that do not have quoted market prices in an active market which are measured at cost.  Changes in fair value are recorded in other comprehensive income (loss) until realized through disposal or impairment.  Investments classified as AFS are written down to fair value through profit or loss whenever it is necessary to reflect prolonged or significant decline in the value of the assets.  Realized gains and losses on the disposal of AFS securities are recognized in profit or loss.

Impairment of Financial Assets

Financial assets, other than those at FVTPL are assessed for indicators of impairment at each reporting period.  Financial assets are impaired when there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial asset, the estimated further cash flows of the investment have been impacted.

For financial assets carried at amortized cost, the amount of the impairment is the difference between the asset’s carrying amount and the present value of the estimated future cash flows, discounted at the financial asset’s original effective interest rate.

The carrying amount of all financial assets carried at amortized cost, excluding trade receivables, is directly reduced by the impairment loss.  The carrying amount of trade receivables is reduced through the use of an allowed allowance.  Subsequent recoveries of accounts previously written off are credited against the allowance account.  Changes in the carrying amount of the allowance account are recognized in profit or loss.

With the exception of AFS equity instruments, if in a subsequent period, the amount of the impairment loss decreases and the decrease relates to an event occurring after the impairment was recognized, the previously recognized impairment loss is reversed through profit or loss.  On the date of impairment reversal, the carrying amount of the financial asset cannot exceed its amortized cost had an impairment not been recognized.

Derecognition of Financial Assets

A financial asset is derecognized when:

•	the contractual right of the asset’s cash flows expires; or
•	if the Company transfers the financial asset and substantially all risks and reward of ownership to another entity.
ii.	Financial Liabilities

Long term debt and other financial liabilities are recognized initially at the fair value, net of transaction costs incurred, and are subsequently stated at amortized cost.  Any difference between the amounts originally received (net of transaction costs) and the redemption value is recognized in profit or loss over the period to maturity using the effective interest method.

iii.	Derivative Instruments

Derivative instruments are recorded at fair value, including those derivatives that are embedded in financial or non-financial contracts that are not closely related to the host contracts.  Changes in the fair values of derivative instruments are recognized in profit or loss with the exception of derivatives designated as effective cash flow hedges.

Derivatives not being accounted for as hedges are categorized as held-for-trading.  Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently remeasured at their fair value.

Fair value of the Company’s recognized commodity-based derivatives are based on the forward prices of the associated market index.  Gains or losses are recorded in profit and loss.

For cash flow hedges that qualify under the hedging requirements of IAS 39 Financial Instruments: Recognition and Measurement (“IAS39”), the effective portion of any gain or loss on the hedging instrument is recognized in other comprehensive income (“OCI”) and the ineffective portion is reported as a gain (loss) on derivatives in profit or loss.

Hedge accounting is discontinued prospectively when:

•	the hedge instrument expires or is sold, terminated, or exercised;
•	the hedge no longer meets the criteria for hedge accounting; and,
•	the Company revokes the designation.

The Company considers derecognition of a cash flow hedge when the related forecast transaction is no longer expected to occur.  If the Company revokes the designation, the cumulative gain or loss on the hedging instrument that has been recognized in OCI from the period when the hedge was expected to occur.  Otherwise, the cumulative gain or loss on the hedge instrument that has been recognized in OCI from the period when the hedge was effective is reclassified from equity to profit or loss.

Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative.

iv.	Effective Interest Method

The effective interest method calculates the amortized cost of a financial instrument and allocates the interest income or expense over the corresponding period.  The effective interest rate is the rate that discounts estimated future cash receipts or payments over the expected life of the financial instrument, or where appropriate, a shorter period, to the net carrying amount on initial recognition.  Income or expense is recognized on an effective interest basis for instruments other than those financial instruments classified as FVTPL.

(d) Cash and Cash Equivalents

Cash and cash equivalents are designated as loans and receivables.  Cash and cash equivalents include cash on hand, demand deposits, and money market instruments with maturities from the date of acquisition of 90 days or less, which are readily convertible to known amounts of cash and are subject to insignificant changes in value.

(e) Inventories

Inventories include metal contained in concentrates, stockpiled ore, materials and supplies. Costs allocated to metal inventories are based on average costs, which include direct mining costs, direct labor and material costs, mine site overhead, depletion and amortization. Costs allocated to materials and supplies are based on weighted average costs and include all costs of purchase and other costs in bringing these inventories to their existing location and condition. If carrying value exceeds net realizable amount, a write down is recognized. The write down may be reversed in a subsequent period if the circumstances which caused it no longer exist, to the extent that the related inventory has not been sold. Net realizable value is calculated as the estimated price at the time of sale based on prevailing metal prices less estimated future costs to convert the inventories into saleable form and estimated costs to sell.

(f) Investment in Associates

Associates are those entities in which the Company has significant influence, but not control or joint control, over the entity's financial and operating policies.  Interests in associates are accounted for using the equity method. They are initially recognized at cost, which includes transaction costs.  Subsequent to initial recognition, the consolidated financial statements include the Company’s share of the profit or loss and other comprehensive income of equity-accounted investees, until the date on which significant influence ceases.

(g) Exploration and Evaluation Assets

Significant payments related to the acquisition of land and mineral rights are capitalized as incurred.  Prior to acquiring such land or mineral rights, the Company makes a preliminary evaluation to determine that the property has significant potential to develop an economic ore body.  The time between initial acquisition and a full evaluation of a property’s potential is dependent on many factors including, but not limited to, location relative to existing infrastructure, the property’s stage of development, geological controls and metal prices.

The Company defers the cost of acquiring, maintaining its interest and exploring mineral properties as exploration and evaluation assets when future inflow of economic benefits from the properties is probable and until such time as the properties are placed into development, abandoned, sold, or considered to be impaired in value.

If a mineable ore body is discovered, exploration and evaluation costs are reclassified to mining properties.  The Company uses the following criteria in its assessment:

•	the property has mineral reserves as referred to in Canadian National Instrument 43-101, and
•	when legal, permitting and social matters have been resolved sufficiently to allow mining of the body.

If no mineable ore body is discovered, all previously capitalized costs are expensed in the period in which it is determined the property has no economic value.

Proceeds received from the sale of interests in exploration and evaluation assets are credited to the carrying value of the mineral properties, plant and equipment. Exploration costs that do not relate to any specific property are expensed as incurred.

(h) Mineral Properties, and Plant and Equipment

i.	Operational Mining Properties and Mine Development

For operating mines, all mineral property expenditures are capitalized and amortized based on the unit-of-production method considering the expected production to be obtained over the life of the mineral property. The expected production includes proven and probable reserves and the portion of inferred resources expected to be extracted economically as part of the production cost.

Costs of producing properties are amortized on a unit-of-production basis over proven and probable reserves and the portion of inferred resources where it is considered highly probable that those resources are expected to be extracted economically.

The expected production to be obtained over the life of the mineral property is based on our life-of mine production plans which typically include a portion of inferred resources, and therefore differ from the life-of-mine plans we publish as part of our 43-101 compliant technical reports which are based on reserves only. The decision to use inferred resources, and the portion of inferred resources to be included varies for each operation and is based on the geological characteristics of the ore body, the quality and predictability of inferred resources, and the conversion of inferred resources into measured and indicated ("M&I") that we have historically achieved in the past.

Many factors are taken into account during resource classification including; the quality of drilling and sampling, drill/sample spacing, sample preparation and analysis, geological logging and modelling, database construction, geological interpretation and modelling, statistical/geostatistical analysis, interpolation method, local estimation, engineering studies, economic parameters, and reconciliation with actual results.

Once the integrity of the data has been established, two important considerations around classification of resources are geologic continuity and possible variation of thickness and grade between samples. For our inferred resources at San Jose and Caylloma we are able to achieve a significant level of confidence on the existence of mineable material as geological continuity has been established by consistent drill hole intercepts both along strike and down-dip which provides us with reasonable confidence in the location of the structures. The vast majority of the inferred resources are interpolated, estimated between existing drill hole intercepts, as opposed to extrapolated where the grades are estimated beyond the furthest sample point, adding to our confidence in the geologic continuity of the veins. Furthermore, San Jose and Caylloma are not structurally complex deposits where faulting has disrupted geologic continuity.

With regards to the variation of thickness and grade between samples, we use statistical means to calculate the probability that tonnage and grade content falls within a certain accuracy over a given timeframe. If the potential variation is estimated to be within ± 25 % at 90 percent confidence globally, we classify it as an inferred resource. This is equivalent to stating that we have 95 percent confidence that greater than 75 % of the inferred tonnes, grade, and metal content will ultimately be recovered by the mine and hence that the same percentage or higher will be converted from an inferred resource to an indicated resource through infill drilling as per our policy of upgrading prior to production.

As part of our process to include inferred resources into our life-of-mine production plans we apply an economic cut-off to identify only the material that can be considered profitable to mine within our mine designs and at this time we apply a conversion or “risk” factor to the mining blocks comprised of inferred resources we include in such mine production plans. This conversion factor is based on the predictability of conversion derived from statistical estimates of confidence as described above and the support from historic conversion rates of inferred resources into M&I at each of our mines. The conversion factors used in our 2017 and 2016 life-of-mine plans were 90% at San Jose and between 80% and 87% at Caylloma, depending on the veins being mined.

The percentage of inferred resources included as a component of the total mineable inventory (reserve + resource) considered in the 2018 life-of-mine evaluation for each operation as of December 31, 2017, was San Jose 23% (2016 and 2015: 28% and 53%); Caylloma 60% (2016 and 2015: 38% and 33%).

The Company reviews the conversion factors including past experience in assessing the future expected conversion of inferred resources to be used in the life-of-mine plans for inclusion of inferred resources once a year in light of new geologic information and conversion data and when events or circumstances indicate that a review should be made. The Company continually monitors expected conversion and any changes in estimates that arise from this review are accounted for prospectively.

Significant estimation is involved in determining resources and in determining the percentage of resources ultimately expected to be converted to reserves, which we determine based on careful consideration of both internal and external technical and economic data. Estimation of future conversion of resources is inherently uncertain and involves significant judgment and actual outcomes may vary from these judgments and estimates and such outcomes may have a material impact on the results. Revisions to these estimates are accounted for in the period in which the change in estimate arises.

Costs of abandoned properties are written-off.

Commercial Production

Capital work in progress consists of expenditures for the construction of future mines and includes pre-production revenues and expenses prior to achieving commercial production.  Commercial production is a convention for determining the point in time in which a mine and plant has completed the operational commissioning and has operational results that are expected to remain at a sustainable commercial level over a period of time, after which production costs are no longer capitalized and are reported as operating costs.  The determination of when commercial production commences is based on several qualitative factors including but not limited to the following:

•	all major capital expenditures to bring the mine to the condition necessary for it to be capable of operating in the manner intended by management have been completed; and
•	the ability to sustain ongoing production of ore at a steady or increasing level.

On the commencement of commercial production depletion of each mining property will be provided on a unit-of-production basis.  Any costs incurred after the commencement of production are capitalized to the extent they give rise to a future economic benefit.

ii.	Plant and Equipment

Completed property, plant and equipment are recorded at cost, net of accumulated depreciation and impairments. Costs directly related to construction projects are capitalized to work in progress until the asset is available for use in the manner intended by management.  Assets, other than capital works in progress, are depreciated to their residual values over their estimated useful lives as follows:

Land and buildings

LandNot depreciated

Mineral propertiesUnits of productionDeclining balance

Buildings, located at the mineUnits of productionDeclining balance

Buildings, others(1)6-10 yearsStraight line

Leasehold improvements (1)4-8 yearsStraight line

Plant and equipment

Machinery and equipment (1)3-15 yearsStraight line

Furniture and other equipment (1)2-13 yearsStraight line

Transport units 4-5 yearsStraight line

Capital work in progressNot depreciated

(1) The lesser of useful life or life of mine.

Equipment under finance lease is initially recorded at the present value of minimum lease payments at the inception of the lease and depreciated over the shorter of the lease term or useful life.  Spare parts and components included in machinery and equipment, depending on the replacement period of the initial component, are depreciated over 8 to 18 months.

Borrowing costs attributed to the construction of qualifying assets are capitalized to mineral properties, plant and equipment, and are included in the carrying amounts of related assets until the asset is available for use in the manner intended by management.

Costs associated with commissioning activities on constructed plants are deferred from the date of mechanical completion of the facilities until the date the assets are ready for use in the manner intended by management.

On an annual basis, the depreciation method, useful economic life, and residual value of each component asset is reviewed with any changes recognized prospectively over its remaining useful economic life.

(i) Asset Impairment

At the end of each reporting period, the Company makes an assessment of impairment indicators and if there are such indicators, then the Company performs a test of impairment.

For the purpose of assessing impairment, assets are grouped at the lowest level for which there are separately identifiable cash inflows or cash generating units.  These are typically individual mines or development projects.  Brownfields exploration projects, located close to existing mine infrastructure, are assessed for impairment as part of the associated mine cash generating unit.

An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount.  The recoverable amount is the higher of an asset’s fair value less cost of disposal (“FVLCD”) and value in use.

When the recoverable amount is assessed using pre-tax discounted cash flow techniques, the resulting estimates are based on detailed mine and/or production plans.  For value in use, recent cost levels are considered, together with expected changes in costs are compatible with the current condition of the business.  The cash flow forecasts are based on best estimates of the expected future revenues and costs, including the future cash costs of production, sustaining capital expenditures, and reclamation and closure costs.

Where a FVLCD model is used the cash flow forecast includes net cash flows expected to be realized from extraction, processing, and sale of mineral resources that do not currently qualify for inclusion in proven or probable reserves and the portion of resources expected to be extracted economically.

Where an impairment loss subsequently reverses, the carrying amount of the asset or cash-generating unit is increased to the revised estimate of recoverable amount but not beyond the carrying amount that would have been determined had no impairment loss been recognized for the asset or cash-generating unit in prior years.  A reversal of an impairment loss is recognized into earnings immediately.

(j) Borrowing Costs

Interest and other financing costs incurred that are attributable to acquiring and developing exploration and development stage mining properties and constructing new facilities. (“qualifying assets’) are capitalized and included in the carrying amounts of qualifying assets until those qualifying assets are ready for their intended use.

Capitalization of borrowing costs incurred commences on the date the following three conditions are met:

•	expenditures for the qualifying asset are being incurred;
•	borrowing costs are being incurred; and,
•	activities that are necessary to prepare the qualifying asset for its intended use are being undertaken.

Borrowing costs incurred after the qualifying assets are ready for their intended use are expensed in the period in which they are incurred.

Transaction costs, comprised of legal fees and upfront commitment fee, associated with the credit facility for general working capital and for future capital projects are recorded as a debit to the bank loan and are amortized over the term of the credit facility using the effective interest rate method.

All other borrowing costs are expensed in the period in which they are incurred.

(k) Assets Held for Sale

A non-current asset is classified as held for sale when it meets the following critieria:

•	The non-current asset is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets; and,
•	The sale of the non-current asset is highly probable. For the sale to be highly probable:
o	The appropriate level of management must be committed to a plan to sell the asset;
o	An active program to locate a buyer and complete the plan must have been initiated;
o	The non-current asset or disposal group must be actively marketed for sale at a price that is reasonable in relation to its current fair value;
o	The sale should be expected to qualify for recognition as a completed sale within one year from the date of classification as held for sale (with certain exceptions); and
o	Actions required to complete the plan should indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

Assets held for sale are not depreciated and are recorded at the lower of their carrying amount and fair value less costs to sell.

(l) Leases

A lease is classified as a finance lease when substantially all of the risks and rewards incidental to ownership of the leased asset are transferred from the lessor to the lessee by the agreement.  At the commencement of the lease term, finance leases are recognized as assets and liabilities at the lower of the fair value of the leased asset and the present value of the minimum lease payments. The assets are depreciated over the shorter of the asset’s useful lives and the term of the lease.  Interest on the lease instalments is recognized as interest expense over the lease term using the effective interest method.  Leases for land and buildings are recorded separately if the lease payments can be allocated accordingly.

Leases that do not transfer all the risks and rewards of ownership are classified as operating leases.  Payments are recorded in profit or loss using the straight line method over their estimated useful lives.

(m) Income Taxes

Income tax expense consists of current and deferred tax expense.

Current tax expense is the expected tax payable on the taxable income for the year using tax rates enacted or substantively enacted at period end adjusted for amendments to tax payable with regards to previous years.

Deferred tax assets and liabilities are recognized for deferred tax consequences attributable to unused tax loss carry forwards, unused tax credits, and differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using the enacted or substantively enacted tax rates expected to apply when the asset is realized or the liability is settled.

The effect on deferred tax assets and liabilities of a change in tax rates is recognized in profit or loss in the period that substantive enactment occurs.

A deferred tax asset is recognized to the extent that it is probable that future taxable income will be available against which the asset can be utilized.  To the extent that the Company does not consider it probable that a deferred tax asset will be recovered, the deferred tax asset is reduced.

The following temporary differences do not result in deferred tax assets or liabilities:

•	the initial recognition of assets or liabilities, not arising in a business combination, that does not affect accounting or taxable income;
•	goodwill; and
•

investments in subsidiaries, associates and jointly controlled entities where the timing of reversal of the temporary differences can be controlled and reversal in the foreseeable future is not probable.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities, and when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

(n) Provisions

i.	Closure and Rehabilitation Provisions

Future obligations to retire an asset, including dismantling, remediation and ongoing treatment and monitoring of the site related to normal operation are initially recognized and recorded as a liability based on estimated future cash flows discounted at the risk-free rate.

The closure and reclamation provision (“CRP”) is adjusted at each reporting period for changes to the expected amount of cash flows required to discharge the liability, the timing of such cash flows and the risk-free discount rate.

The liability is accreted to full value over time through periodic charges to profit or loss.

The amount of the CRP initially recognized is capitalized as part of the related asset’s carrying value and amortized to profit or loss.  The method of amortization follows that of the underlying asset.  The costs related to a CRP are only capitalized to the extent that the amount meets the definition of an asset and can bring about future economic benefit.  For a closed site or where the asset which generated a CRP no longer exists, there is no longer future benefit related to the costs and as such, the amounts are expensed.  For operating sites, a revision in estimates or a new disturbance will result in an adjustment to the CRP with an offsetting adjustment to the capitalized closure and rehabilitation costs.

ii.	Environmental Disturbance Restoration Provisions

During the operating life of an asset, events such as infractions of environmental laws or regulations may occur.  These events are not related to the normal operation of the asset and are referred to as environmental disturbance restoration provisions (“EDRP”).  The costs associated with an EDRP are accrued and charged to earnings in the period in which the event giving rise to the liability occurs.  Any subsequent adjustments to an EDRP due to changes in estimates are also charged to earnings in the period of adjustment.  These costs are not capitalized as part of the long-lived asset’s carrying value.

iii.	Other Provisions

Provisions are recognized when a present legal or constructive obligation exists as a result of past events, and it is probable that an outflow of resources that can be reliably estimated will be required to settle the obligation.  Where the effect of the time value of money is material the provision is discounted using an appropriate current market based pre-tax discount rate.

(o) Share Capital

Common shares are classified as equity.  Costs directly attributable to the issuance of common share are shown in equity as a deduction from the proceeds.

(p) Revenue Recognition

Revenue arising from the sale of metal concentrates is recognized when all significant risks and rewards of ownership of the concentrates have been transferred to the buyer. The passing of risk and rewards to the customer is based on the terms of the sales contract.  Final commodity prices are set in a period subsequent to the date of sale based on a specified quotational period either one, two, or three months after delivery.  The Company’s metal concentrates are provisionally priced at the time of sale based on the prevailing market price.

Variations between the price recorded at the delivery date and the final price set under the sales contracts are caused by changes in market prices, and result in an embedded derivative in accounts receivable.  The embedded derivative is recorded at fair value each period until final settlement occurs, with changes in fair value classified as provisional price adjustments and included in sales in the consolidated income statement.  Sales of metal concentrates are net of refining and treatment charges.

Revenues from metal concentrate sales are also subject to adjustment upon final settlement of weights and assays as of a date that is typically one, two, or three months after the delivery date.  Typically, the adjustment is based on an inspection of the concentrate by the customer and in certain cases, an inspection by a third party. Adjustments for weights and assays are recorded when results are determinable or on final settlement.

(q) Share-Based Payments

The fair value method of accounting is used for share-based payment transactions.  Under this method, the cost of stock options and other equity-settled share-based payment arrangements are recorded based on the estimated fair value at the grant date and charged to earnings over the vesting period.  Where awards are forfeited because non-market based vesting conditions were not satisfied, the expense previously recognized are reversed in the period the forfeiture occurs.

Share-based payment expenses relating to cash-settled awards, including deferred and restricted share units are accrued and expensed over the vesting period based on the quoted market value of Company’s common shares.  As these awards will be settled in cash, the expense and liability are adjusted at each reporting period for changes in the underlying share price.

Equity settled share-based payment transactions with parties other than employees are measured at the fair value of the goods or services received, except where that fair value cannot be estimated reliably, in which case they are measured at the fair value of the equity instruments granted, measured at the date the Company obtains the goods or the counter party renders the services.

i.	Stock Option Plan

The Company applies the fair value method of accounting for all stock option awards.  Under this method, the Company recognizes a compensation expense for all stock options awarded to employees, based on the fair value of the options on the date of grant which is determined by using the Black-Scholes option pricing model.  The fair value of the options is expensed over the graded vesting period of the options

ii.	Deferred Share Unit (“DSU”) Plan

Deferred share units are typically granted to non-executive directors of the Company.  They are payable in cash upon resignation, retirement, removal, failure to achieve re-election, or upon a change of control of the Company.  The DSU compensation liability is accounted for based on the number of DSUs outstanding and the quoted market value of the Company’s common shares at the financial position date.  The year-over-year change in the DSU compensation liability is recognized in profit or loss.

iii.	Share Unit Plans

The Company’s amended and restated share unit plan (the “SU Plan”) covers all restricted share units (“RSUs”) and performance share unites (“PSUs”) granted by the Company on and after March 1, 2015.  All RSUs granted prior to March 1, 2015 are governed by the restricted share unit plan dated November 12, 2010.

Restricted Share Units (“RSUs”)

The Company’s RSUs are settled in either cash or equity, as determined by the Company’s Board of Directors at the grant date and typically vest over three years, in tranches of 20%,  30%, and 50%.  For cash-settled RSUs the compensation liability is accounted for based on the number of RSUs outstanding and the quoted market value of the Company’s common shares at the financial position date.  The Company recognizes a compensation cost in profit or loss for cash settled RSUs granted equal to the quoted market value of the Company’s common shares at the date of which RSUs are awarded to each participant over the vesting period on a graded vesting basis and adjusts for the changes in the fair value until the end of the term of the RSUs.  The cumulative effect of the change in fair value is recognized in profit or loss in the period of change.

The fair value of equity settled RSUs are determined based on the quoted market value of the Company’s common shares at the date of grant and the compensation expense is recognized over the vesting period on a graded vesting basis with a corresponding amount recorded as reserves.

Performance Share Units (“PSUs”)

Performance Share Units ("PSUs") are performance-based awards for the achievement of specified performance metrics by specified deadlines, which are settled in cash and vest over a three-year period in tranches of 20%,  30% and 50%. The Company’s PSUs are settled in cash.  The fair value of the estimated number of PSUs awarded that will eventually vest, determined as the date of grant is recognized as share-based payments expense within selling, general and administrative expenses in the consolidated income statement over the vesting period with a corresponding amount recorded as a liability.  Until the liability is settled, the fair value of the PSUs is re-measured at the end of each reporting period. Any changes in fair value up to the settlement date are recognized as share-based payments expense or recovery.  The fair value of PSUs is estimated for each PSUs granted equal to the quoted market value, up to a maximum of two times the grant price of the Company’s common shares.

PSUs for which the performance metrics have not been achieved are forfeited and cancelled.

(r) Related Party Transactions

Parties are considered to be related if one party has the ability directly, or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions.  Parties are also considered to be related if they are subject to common control. Related parties may be individuals or corporate entities, and include key management personnel of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

(s) Earnings per Share

Basic earnings per share is computed by dividing the net income for the year by the weighted average number of common shares outstanding during the year.

The diluted earnings per share calculation is based on the weighted average number of common shares outstanding during the year, plus the effects of dilutive common share equivalents.  This method requires that the dilutive effect of outstanding options issued should be calculated using the treasury stock method.  This method assumes that all common share equivalents have been exercised at the beginning of the year (or at the time of issuance, if later), and that the funds obtained thereby were used to purchase common shares of the Company at the average trading price of the common shares during the year, but only if dilutive.

(t) Segment Reporting

The Company’s operating segments are based on the reports reviewed by the senior management group that are used to make strategic decisions.  The Chief Executive Officer, as chief operating decision maker, considers the business from a geographic perspective considering the performance of the Company’s business units.

A geographical segment is a distinguishable component of the entity that is engaged in providing products or services within a particular economic environment and is subject to risks and returns that are different than those of segments operating in other economic environments.

The business operations comprise the mining and processing of silver-lead, zinc, and silver-gold and the sale of these products.

(u) Significant Accounting Estimates and Judgements

The preparation of these financial statements requires management to make estimates and judgements that affect the reported amounts of assets and liabilities at the period end date and reported amounts of expenses during the reporting period. Such judgements and estimates are, by their nature, uncertain. Actual outcomes could differ from these estimates.

The impacts of such judgements and estimates are pervasive throughout the financial statements, and may require accounting adjustments based on future occurrences.  Revisions to accounting estimates are recognized in the period in which the estimate is revised and are accounted for prospectively.

In preparing these consolidated financial statements for the year ended December 31, 2017, the Company applied the critical judgements and estimates as disclosed in note 4.

(v) Adoption of New Accounting Standards

The following standards or amendments were adopted effective January 1, 2017.  They had no significant impact on the financial position, results of operations, or cash flows of the Company previously reported.

Amendments to IAS 12,  Recognition of Deferred Tax Assets for Unrealized Losses.  On January 19, 2016, the IASB issued amendments to IAS 12 to clarify how to account for deferred tax assets related to debt instruments measured at fair value.   The Company applied this amendment on January 1, 2017 with no change to the condensed consolidated financial statements.

Amendments to IAS 7, Statement of Cash Flow, Disclosure Initiative.  On January 29, 2016, the IASB issued amendments to IAS 7 to provide investors with additional information to better understand changes in financial liabilities arising from both cash and non-cash items.  The Company applied this amendment on January 1, 2017. As a result of applying this amendment, the Company presents new disclosures relating to the changes in financial liabilities arising from financing activities (Note 33).

(w) New Accounting Standards issued but not yet effective

In 2014, the IASB issued IFRS 9, Financial Instruments (“IFRS 9”), which will replace IAS 39, Financial Instruments: Recognition and Measurement. The standard includes requirements for recognition and measurement, impairment, derecognition and general hedge accounting. The IASB completed its project to replace IAS 39 in phases, adding to the standard as it completed each phase. The version of IFRS 9 issued in 2014 supersedes all previous versions and is mandatorily effective for periods beginning on or after January 1, 2018 with early adoption permitted. IFRS 9 does not replace the requirements for portfolio fair value hedge accounting for interest rate risk (often referred to as the “macro hedge accounting” requirements) since this phase of the project was separated from the IFRS 9 project due to the longer-term nature of the macro hedging project which is currently at the discussion paper phase of the due process.

The Company expects the following impact of this standard upon adoption on January 1, 2018:

•	the Company does not expect to apply hedge accounting to its metal forward and collar contracts, and intends to continue to apply hedge accounting to its interest rate swap; and
•

the Company does not expect a material impact to the measurement of its financial instruments from any of the other changes to this standard, including the new expected credit loss model for calculating impairment of financial assets.

The Company is continuing to evaluate its disclosure obligations under IFRS 9.

In 2014, the IASB issued IFRS 15, Revenue from Contracts with Customers (“IFRS 15”), which provides guidance on the nature, timing and uncertainty of revenue and cash flows arising from a contract with a customer.  The effective date of this standard is January 1, 2018, with earlier adoption permitted.

We have performed an assessment on the impact of the implementation of IFRS 15 and concluded it will not change the timing of revenue recognition or amounts of revenue to be recognized compared to how we recognize revenue under current accounting policies.

Our revenues involve a relatively limited number of contracts and customers. Revenues from concentrates are recognized as provisional sales, at the time the control of the concentrate is obtained by the customer. Our concentrate sales are subject to change in metal prices between the time of delivery and their final settlement. However, we are able to reasonably estimate the transaction price for the concentrate sale at the time control is transferred and then we adjust the values each period using forward prices until final settlement.

We will revise our disclosures under IFRS 15 and will present additional disclosure of revenue from contracts with customers in the notes to the financial statements.

In 2016, the IASB issued IFRS 16 Leases (“IFRS 16”), which requires lessees to recognize assets and liabilities for most leases.  Application of the standard is mandatory for annual reporting periods beginning on or after January 1, 2019, with earlier adoption permitted.  The new standard is likely to result in increases to both the asset and liability positions of lessees, as well as affect the reported depreciation expense and finance costs of these entities in the statement of profit or loss. The Company is currently evaluating the impact the new standard will have on its financial results.

(x) Comparative figures

Certain comparative figures have been reclassified to conform to the presentation adopted for the year ended December 31, 2017.